                                                                   Exhibit 10.21


                                 CHIPPAC, INC.

                          2000 EQUITY INCENTIVE PLAN


     1.   Purposes of the Plan.
          --------------------

     The purposes of this Equity Incentive Plan are:

          . to attract and retain the best available personnel for positions of substantial responsibility,

          . to provide additional incentive to Employees, Directors and Consultants, and

          .    to promote the success of the Company's business.

     Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

     2.   Definitions.
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     As used herein, the following definitions shall apply:

          (1)  "Administrator" means the Board or any of its Committees as shall
                -------------
be administering the Plan, in accordance with Section 4 of the Plan.

          (2)  "Applicable Laws" means the requirements relating to the
                ---------------
administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

          (3)  "Board" means the Board of Directors of the Company.
                -----

          (4)  "Change in Control" means the occurrence of any of the following:
                -----------------

               (1) When any "person" as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act but excluding the Company and any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), after the effective date of the Plan, of securities of the Company representing 50 percent or more of the combined voting power of the Company's then outstanding securities;

               (2) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than
                           -------------------
death to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this provision; or

               (3) The approval by the stockholders of the Company of a transaction involving the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, by merger, or otherwise.

          (5)  "Code" means the Internal Revenue Code of 1986, as amended.
                ----

          (6)  "Committee" means a committee of Directors appointed by the Board
                ---------
in accordance with Section 4 of the Plan.

          (7)  "Common Stock" means the Class A common stock, par value $0.01
                ------------
per share, of the Company, and the Class B common stock, par value $0.01 per share, of the Company.

          (8)  "Company" means ChipPAC, Inc., a  Delaware corporation, or any
                -------
successor thereto.

          (9)  "Consultant" means any person, including an advisor, engaged by
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the Company or a Parent or Subsidiary to render services to such entity.

          (10) "Director" means a member of the Board.
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          (11) "Disability" means total and permanent disability as defined in
                ----------
Section 22(e)(3) of the Code.

          (12) "Employee" means any person, including Officers and Directors,
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employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a Director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (13) "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended.

          (14) "Existing Plans" shall have the meaning set forth in Section 3.
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          (15) "Fair Market Value" means, as of any date, the value of Common
                -----------------
Stock determined as follows:

               (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

               (3) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (16) "Incentive Stock Option" means an Option intended to qualify as
                ----------------------
an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (17) "Incumbent Directors" shall have the meaning set forth in Section
                -------------------
2(d)(ii).

          (18) "Nonstatutory Stock Option" means an Option not intended to
                -------------------------
qualify as an Incentive Stock Option.

          (19) "Notice of Grant" means a written or electronic notice evidencing
                ---------------
certain terms and conditions of an individual Option. The Notice of Grant is part of the Option Agreement.

          (20) "Officer" means a person who is an officer of the Company within
                -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (21) "Option" means a stock option granted pursuant to the Plan.
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          (22) "Option Agreement" means an agreement between the Company and an
                ----------------
Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (23) "Option Exchange Program" means a program whereby outstanding
                -----------------------
Options are surrendered in exchange for Options with a lower exercise price.

          (24) "Optioned Stock" means the Common Stock subject to an Option.
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          (25) "Optionee" means the holder of an outstanding Option granted
                --------
under the Plan.

          (26) "Parent" means a "parent corporation," whether now or hereafter
                ------
existing, as defined in Section 424(e) of the Code.

          (27) "Plan" means this 2000 Equity Incentive Plan.
                ----

          (28) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any
                ----------
successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (29) "Section 16(b)" means Section 16(b) of the Exchange Act.
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          (30) "Service Provider" means an Employee, Director or Consultant.
                ----------------

          (31) "Share" means a share of the Common Stock, as adjusted in
                -----
accordance with Section 12 of the Plan.

          (32) "Subsidiary" means a "subsidiary corporation," whether now or
                ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.   Shares Subject to the Plan.
          --------------------------

     Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is (a) 3,000,000 Shares, plus (b) any Shares returned to the Company's existing stock option plans (the "Existing Plans") as a result of termination of options under the
            --------------
Existing Plans, plus (c) an annual increase to be added on the date of each annual meeting of the stockholders of the Company, beginning with the 2001 annual meeting of the stockholders, equal to one percent (1.0%) of the outstanding Shares on such date or such lesser amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4.   Administration of the Plan.
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          (1)  Procedure.
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               (1)  Multiple Administrative Bodies. The Plan may be administered
                    ------------------------------
by different Committees with respect to different groups of Service Providers.

               (2)  Section 162(m).  To the extent that the Administrator
                    --------------
determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

               (3)  Rule 16b-3.  To the extent desirable to qualify transactions
                    ----------
hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

               (4)  Other Administration.  Other than as provided above, the
                    --------------------
Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (2)  Powers of the Administrator.  Subject to the provisions of the
               ---------------------------
Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (1)  to determine the Fair Market Value;

               (2) to select the Service Providers to whom Options may be granted hereunder;

               (3) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

               (4)  to approve forms of agreement for use under the Plan;

               (5) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (6) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

               (7)  to institute an Option Exchange Program;

               (8) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

               (9) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

               (10) to modify or amend each Option (subject to Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

               (11) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

               (12) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator; and

               (13) to make all other determinations deemed necessary or advisable for administering the Plan.

          (3)  Effect of Administrator's Decision. The Administrator's
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decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

     1.   Eligibility.
          ------------

     Nonstatutory Stock Options and may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

     5.   Limitations.
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          (1) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (2) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

          (3)  The following limitations shall apply to grants of Options:

               (1) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 700,000 Shares.

               (2) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 700,000 Shares which shall not count against the limit set forth in subsection (i) above.

               (3) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 12.

               (4) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 12), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     6.   Term of Plan.
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     Subject to Section 18 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 14 of the Plan.

     7.   Term of Option.
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     The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

     2.   Option Exercise Price and Consideration.
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          (1)  Exercise Price. The per share exercise price for the Shares to be
               --------------
issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

               (1)  In the case of an Incentive Stock Option

                    (1) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (2) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (2) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

          (2)  Waiting Period and Exercise Dates.  At the time an Option is
               ---------------------------------
granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

          (3)  Form of Consideration.  The Administrator shall determine the
               ---------------------
acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

               (1)  cash;

               (2)  check;

               (3)  promissory note;

               (4) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

               (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

               (6) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

               (7)  any combination of the foregoing methods of payment; or

               (8) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     8.   Exercise of Option.
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          (1)  Procedure for Exercise; Rights as a Stockholder.  Any Option
               -----------------------------------------------
granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed exercised when the Company receives:
(i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

          Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (2)  Termination of Relationship as a Service Provider. If an Optionee
               -------------------------------------------------
ceases to be a Service Provider, other than upon the Optionee's death, Disability or retirement, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for 30 days following the Optionee's termination (unless the Administrator determines a different length of time). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (3)  Disability of Optionee.  If an Optionee ceases to be a Service
               ----------------------
Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for six months following the Optionee's termination (unless the Administrator determines a different length of time). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (4)  Death of Optionee.  If an Optionee dies while a Service Provider,
               -----------------
the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for six months following the Optionee's termination (unless the Administrator determines a different length of time). If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (5)  Retirement of Optionee.  If an Optionee ceases to be a Service
               ----------------------
Provider as a result of the Optionee's voluntary retirement, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of retirement (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for 30 days following the Optionee's retirement (unless the Administrator determines a different length of time). If, on the date of retirement, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after retirement, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. This Section 10(e) shall only apply to an Optionee who voluntarily retires from the Company or a Subsidiary on or after the date on which such Optionee has attained the age of 59 1/2. Notwithstanding anything in this Section 10(e) or an Option Agreement to the contrary, if the Administrator determines in the good faith exercise of its judgment that any Optionee who has retired engages in any conduct detrimental to the Company, upon such determination by the Administrator, such Option shall immediately and without further action on the part of the Company, expire and become unexercisable. No notice of such determination need to be given to any Optionee in such circumstance.

          (6)  Change in Control.  In the event of a Change in Control, only if
               -----------------
provided in the Option Agreement, any Option awarded under this Plan to the extent not previously exercisable shall immediately become fully exercisable. The Administrator in its sole discretion may direct the Company to cash out all outstanding Options as of the date a Change in Control occurs or such other date as the Administrator may determine prior to the Change in Control.

          (7)  Buyout Provisions. The Administrator may at any time offer to buy
               -----------------
out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     9.   Non-Transferability of Options.
          ------------------------------

     Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of decent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

     10.  Adjustments Upon Changes in Capitalization, Dissolution, Merger or
          ------------------------------------------------------------------
Asset Sale.
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          (1)  Changes in Capitalization.  Subject to any required action by the
               -------------------------
stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (2)  Dissolution or Liquidation.  In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

          (3)  Merger or Asset Sale. In the event of a merger of the Company
               --------------------
with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     11.  Date of Grant.
          -------------

     The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     12.  Amendment and Termination of the Plan.
          -------------------------------------

          (1)  Amendment and Termination.  The Board may at any time amend,
               -------------------------
alter, suspend or terminate the Plan.

          (2)  Stockholder Approval.  The Company shall obtain stockholder
               --------------------
approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (3)  Effect of Amendment or Termination.  No amendment, alteration,
               ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the

Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     13.  Conditions Upon Issuance of Shares.
          ----------------------------------

          (1)  Legal Compliance.  Shares shall not be issued pursuant to the
               ----------------
exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (2)  Investment Representations.  As a condition to the exercise of an
               --------------------------
Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     14.  Inability to Obtain Authority.
          -----------------------------

     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     15.  Reservation of Shares.
          ---------------------

     The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     16.  Stockholder Approval.
          --------------------

     The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws. The Plan shall terminate in the event that it is not approved by the stockholders of the Company within the time period set forth herein. In addition, all of the Options granted under this Plan prior to its approval by the stockholders of the Company shall be granted subject to, and conditioned upon, such approval and shall automatically terminate in the event that the Plan has not been approved by the stockholders within the time period set forth herein.

     17.  Governing Law.
          -------------

     The validity, construction, interpretation, administration and effect of the Plan shall be determined in accordance with the internal law, and not the law of conflicts, of the State of California.

                                   EXHIBIT A

                          2000 Equity Incentive Plan

                                EXERCISE NOTICE


ChipPAC, Inc.
3151 Coronado Drive
Santa Clara, California 95054

Attention: Chief Financial Officer

18.  Exercise of Option.  Effective as of today, ________________, _____, the
     ------------------
undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of ChipPAC, Inc. (the "Company") under and pursuant to the 2000 Equity Incentive Plan (the "Plan") and the Stock Option Agreement dated _____________, _____ (the "Option Agreement"). The purchase price for the Shares shall be $_____________, as required by the Option Agreement.

19.  Delivery of Payment.  Purchaser herewith delivers to the Company the full
     -------------------
purchase price for the Shares.

20.  Representations of Purchaser.  Purchaser acknowledges that Purchaser has
     ----------------------------
received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

21.  Rights as Stockholder.  Until the issuance (as evidenced by the appropriate
     ---------------------
entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the Plan.

22.  Tax Consultation.  Purchaser understands that Purchaser may suffer adverse
     ----------------
tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

23.  Entire Agreement; Governing Law.  The Plan and Option Agreement are
     -------------------------------
incorporated herein by reference. This agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.


Submitted by:                       Accepted by:


PURCHASER:                          CHIPPAC, INC.

                                    __________________________________
Signature                           By


                                    __________________________________
Print Name                          Its


Address:                            Address:

                                    3151 Coronado Drive
                                    Santa Clara, California 95054


Date Received